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                                                                      EXHIBIT 21


                                  Subsidiaries

                                                                                                      Incorporation
Name                                                                                 ----------------------------------------------
                                                                                         Jurisdiction               Country
                                                                                     ---------------------- -----------------------
Associates First Capital Corporation                                                 Delaware               United States
      Associates Financial Services (Asia) Limited                                   Hong Kong              Hong Kong
         ERA Master Limited                                                          Hong Kong              Hong Kong
      ACONA B.V.                                                                     Netherlands            Netherlands
         Associates Financial Corporation Limited                                    England & Wales        United Kingdom
            Associates Capital Corporation plc                                       England & Wales        United Kingdom
                ACC Locavia SA                                                       France                 France
                   ACC Locavia SAS                                                   France                 France
                      EXMAT                                                          France                 France
                Prestige Property Co. Limited                                        Guernsey, C.I.         Guernsey, C.I.
                Steeple Finance Limited                                              Jersey, C.I.           Jersey, C.I.
                ACC Print Limited                                                    England & Wales        United Kingdom
                Associates Capital (Guernsey) Limited                                Guernsey, C.I.         United Kingdom
                Associates Commercial Corporation Limited                            United Kingdom         United Kingdom
                Associates Fleet Services (Ltd) Newcourt                             United Kingdom         United Kingdom
                Associates (Isle of Man) Limited                                     England                United Kingdom
                Autoclub International Limited                                       England & Wales        United Kingdom
                Associates Relocation Management Company Europe Limited              United Kingdom         United Kingdom
            Avco Group Limited                                                       United Kingdom         United Kingdom
                AFS (Pension Trustees) Limited                                       United Kingdom         United Kingdom
            Avco Trust Plc                                                           United Kingdom         United Kingdom
                Associates Capital (Jersey) Limited                                  Jersey, C.I.           United Kingdom
                   Medens (Jersey) Limited                                           Jersey, C.I.           United Kingdom

                                                                                                      Incorporation
Name                                                                                 ----------------------------------------------
                                                                                         Jurisdiction               Country
                                                                                     ---------------------- -----------------------
                Steeple Finance (Guernsey) Limited                                   Guernsey, C.I.         Guernsey, C.I.
                Everyday Finance Limited                                             Ireland                Ireland
                Castle Loss Adjusters Limited                                        United Kingdom         United Kingdom
                ACC Leasing Limited                                                  United Kingdom         United Kingdom
                Associates leasing Limited                                           United Kingdom         United Kingdom
                Associates Mortgage Corporation Limited                              England & Wales        United Kingdom
                Avco Capital Limited                                                 United Kingdom         United Kingdom
                Avco Financial Services Limited                                      United Kingdom         United Kingdom
                Avco Financial Services (U.K.) Limited                               United Kingdom         United Kingdom
                Avco Funding Limited                                                 United Kingdom         United Kingdom
                Avco Leasing Limited                                                 United Kingdom         United Kingdom
                Avco Limited                                                         United Kingdom         United Kingdom
                CEF Limited                                                          England & Wales        United Kingdom
                CMA ComCap Limited                                                   United Kingdom         United Kingdom
                CMA Invest Limited                                                   United Kingdom         United Kingdom
                CMA (UK) Limited                                                     United Kingdom         United Kingdom
                ComCap Business Systems Limited                                      United Kingdom         United Kingdom
                ComCap Group Services Limited                                        United Kingdom         United Kingdom
                ComCap Motor Acceptances Limited                                     United Kingdom         United Kingdom
                ComCap plc                                                           United Kingdom         United Kingdom
                ComCap UK Limited                                                    United Kingdom         United Kingdom
                Commercial Finance Capital plc                                       United Kingdom         United Kingdom
                   Advanced Machining Systems Ltd.                                   United Kingdom         United Kingdom
                   Commercial Finance (Eng.) Limited                                 United Kingdom         United Kingdom
                   Impress Graphics Equipment Ltd.                                   United Kingdom         United Kingdom
                   Print Skills Holdings Limited                                     United Kingdom         United Kingdom
                Computer Capital International Limited                               United Kingdom         United Kingdom
                Construction Equipment Finance Limited                               England & Wales        United Kingdom
                Construction Machinery Finance Limited                               England & Wales        United Kingdom
                Medens Trust Limited                                                 England & Wales        United Kingdom
                Red Dragon Securities Limited                                        United Kingdom         United Kingdom
                Wessex Finance Corporation Limited                                   England                United Kingdom
            Cumberland Insurance Company Limited                                     Scotland               United Kingdom
            Cumberland Life Assurance Co. Limited                                    England & Wales        United Kingdom
      Avco Financial Services Limited                                                Hong Kong              Hong Kong
      Hallmark General Insurance Company Limited                                     Hong Kong              Hong Kong
      Avco Financial Services Ltd.                                                   New Zealand            New Zealand
      AIC Associates Canada Holdings, Inc.                                           Ontario                Canada
         AIC Corporation                                                             Japan                  Japan
            AIC Credit Card Services, Inc.                                           Japan                  Japan
            Nissen Co., Ltd.                                                         Japan                  Japan
      Associates Capital Corporation of Canada                                       Canada                 Canada
         177463 Canada Inc.                                                          Canada                 Canada
         Associates Commercial Corporation of Canada Ltd.                            Ontario                Canada
            Associates Capital Limited                                               Ontario                Canada
            Insurex Canada, Inc.                                                     Alberta                Canada
                Payplan Canada, Inc.                                                 Canada                 Canada

                                                                                                      Incorporation
Name                                                                                 ----------------------------------------------
                                                                                         Jurisdiction               Country
                                                                                     ---------------------- -----------------------
            Teletech Financial Corporation                                           Canada                 Canada
            The Associates Corporation                                               Delaware               United States
         Associates Financial Services of Canada Ltd.                                Canada                 Canada
            1113612 Ontario Inc.                                                     Ontario                Canada
            177462 Canada Inc.                                                       Canada                 Canada
            2659158 Canada Inc.                                                      Canada                 Canada
            Associates Financial Services of Canada East Company                     Nova Scotia            Canada
         London and Midland General Insurance Company                                Canada-Federal         Canada
         Provincial Trust Company                                                    Canada-Federal         Canada
         Associates Mortgage Corporation                                             Ontario                Canada
            1140186 Ontario Inc.                                                     Ontario                Canada
            Associates Mortgage East Corporation                                     Nova Scotia            Canada
         Associates Leasing (Canada) Ltd.                                            Ontario                Canada
         VT Finance (Canada) Inc.                                                    Ontario                Canada
      Avco Financial Services of Hawaii, Inc.                                        Hawaii                 United States
      Avco Financial Services One, Inc.                                              Hawaii                 United States
      Associates Corporation of North America                                        Delaware               United States
         Associates Corporation of North America (A Texas Corporation)               Texas                  United States
         AFC Securities Inc.                                                         Delaware               United States
         Associates Capital Investments, L.L.C.                                      Delaware               United States
         Associates Commercial Corporation of Delaware                               Delaware               United States
         Associates Credit Services, Inc.                                            Delaware               United States
         Associates Capital Bank, Inc.                                               Utah                   United States
         Associates Insurance Group, Inc.                                            Delaware               United States
         Associates Life Insurance Group, Inc.                                       Delaware               United States
         Associates Financial Life Insurance Company                                 Tennessee              United States
            Associates Insurance Company                                             Indiana                United States
                Commercial Guaranty Insurance Company                                Delaware               United States
                Capco General Agency, Inc.                                           Illinois               United States
                Capco General Agency, Inc.                                           New York               United States
                Capco General Agency, Inc.                                           Virginia               United States
                AFSC General Agency, Inc.                                            Texas                  United States
            Associates Financial Life Insurance Company of Texas                     Texas                  United States
         Associates Real Estate Financial Services Company, Inc.                     Delaware               United States
            Associates Relocation Management Company, Inc.                           Colorado               United States
                Associates Relocation Management Company of Texas                    Texas                  United States
            Associates First Capital Mortgage Corporation                            Delaware               United States
            Corporate America Realty, Inc.                                           New Jersey             United States
         Associates World Capital Corporation                                        Delaware               United States
            Associates World Credit Corporation                                      Delaware               United States
                Associates First Capital BV                                          Netherlands            Netherlands
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                                                                          Page 4
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
                                                                                                      Incorporation
Name                                                                                 ----------------------------------------------
                                                                                         Jurisdiction               Country
                                                                                     ---------------------- -----------------------
         The Associates Payroll Management Service Company, Inc.                     Delaware               United States
         Financial Reassurance Company, Ltd.                                         Bermuda                Bermuda
         Associates Financial Services Company of Puerto Rico, Inc.                  Puerto Rico            United States
            Associates Commercial Corporation of Puerto Rico                         Puerto Rico            United States
            Associates Finance, Inc.                                                 Puerto Rico            United States
            Associates Financial Services Company, Inc.                              Puerto Rico            United States
            Associates Time Plan, Inc.                                               Puerto Rico            United States
         Avco Financial Services of Puerto Rico, Inc.                                Delaware               United States
         Avco Financial Services of San Sebastian, Inc.                              Puerto Rico            United States
         Avco Financial Services of San Juan, Inc.                                   Puerto Rico            United States
         Avco Financial Services of Santurce, Inc.                                   Puerto Rico            United States
         Associates Investment Company                                               Delaware               United States
            Associates Diversified Services, Inc.                                    Delaware               United States
            Associates Financial Services Company, Inc.                              Delaware               United States
                AFSC Agency of Alabama, Inc.                                         Alabama                United States
                Associates Financial Services Company, Inc.                          Alabama                United States
                Associates Financial Services Company of Alabama, Inc.               Alabama                United States
                AFSC Agency, Inc.                                                    Arizona                United States
                AFSC Agency, Inc.                                                    Arkansas               United States
                AFSC Agency, Inc.                                                    California             United States
                Associates Financial Services Company of California, Inc.            California             United States
                   A.R.C. Escrow Co.                                                 California             United States
                Dove Escrow Co.                                                      California             United States
                Northwest Escrow Company                                             Colorado               United States
                Associates Financial Services Company of Connecticut, Inc.           Connecticut            United States
                   Avco Financial Services of Connecticut, Inc.                      Connecticut            United States
                Associates Financial Services of America, Inc.                       Connecticut            United States
                AFSC Agency, Inc.                                                    Delaware               United States
                   Associates Lloyds Insurance Company                               Texas                  United States
                Associates Consumer Finance Company                                  Delaware               United States
                Associates Consumers Money Order, Inc.                               Delaware               United States
                Associates Financial Services Company of Texas, Inc.                 Delaware               United States
                EnTerra Settlement Services, Inc.                                    Delaware               United States
                   EnTerra Settlement Services of Texas, Inc.                        Texas                  United States
                RentMart Rent to Own, Inc.                                           Delaware               United States
                Signal Credit Corporation                                            Delaware               United States
                Signal Finance Mortgage Company, Inc.                                Delaware               United States
                Associates Financial Services Company of Florida, Inc.               Florida                United States
                   Associates Financial Services of America, Inc.                    Florida                United States
                   Southern Escrow Company                                           Florida                United States
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                                                                          Page 5
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
                                                                                                      Incorporation
Name                                                                                 ----------------------------------------------
                                                                                         Jurisdiction               Country
                                                                                     ---------------------- -----------------------
                Associates Financial Services Corporation                            Georgia                United States
                Associates Financial Services of America, Inc.                       Georgia                United States
                First Family Home Equity, Inc.                                       Georgia                United States
                First Family Financial Services Management Corp.                     Georgia                United States
                   First Family Financial Services, Inc.                             Alabama                United States
                   First Family Financial Services, Inc.                             Florida                United States
                      First Family Home Equity, Inc.                                 Florida                United States
                   First Family Financial Services of Georgia, Inc.                  Georgia                United States
                   First Family Financial Services, Inc.                             Indiana                United States
                   First Family Financial Services, Inc.                             Louisiana              United States
                   First Family Financial Services, Inc.                             Mississippi            United States
                   First Family Financial Services, Inc.                             South Carolina         United States
                   First Family Financial Services, Inc.                             Tennessee              United States
                AFSC Agency, Inc.                                                    Hawaii                 United States
                Associates Financial Services Company of Hawaii, Inc.                Hawaii                 United States
                AFSC Agency, Inc.                                                    Idaho                  United States
                Associates Finance, Inc.                                             Illinois               United States
                Northern Insurance Agency, Inc.                                      Illinois               United States
                AFSC Insurance Company, Inc.                                         Indiana                United States
                Associates Auto Club Services, Inc.                                  Indiana                United States
                   Associates Auto Club Services International, Inc.                 Delaware               United States
                      Associates Autoclub, S. de R.L. de C.V.                        Mexico                 Mexico
                      Associates Auto Club Services Company                          Nova Scotia            Canada
                United States Auto Club, Motoring Division, Inc.                     Indiana                United States
                Associates Financial Services Company of Tennessee, Inc.             Indiana                United States
                Watchguard Registration Services, Inc.                               Indiana                United States
                Associates Finance, Inc.                                             Iowa                   United States
                AFSC Agency, Inc.                                                    Kentucky               United States
                Associates Financial Services Company of Kentucky, Inc.              Kentucky               United States
                Associates Mortgage Company                                          Kentucky               United States
                Kentucky Finance Co., Inc.                                           Kentucky               United States
                   Capital Insurance Agency, Inc.                                    Kentucky               United States
                   First Insurance Agency, Inc.                                      Kentucky               United States
                   Kentucky Finance, Inc.                                            Kentucky               United States
                   Kentucky Finance Equity Services, Inc.                            Kentucky               United States
                   Third Insurance Agency, Inc.                                      Kentucky               United States
                   Second Insurance Agency, Inc.                                     Missouri               United States
                   KFC Mortgage Loans, Inc.                                          Virginia               United States
                   Kentucky Finance, Inc.                                            West Virginia          United States
                AFSC Agency, Inc.                                                    Louisiana              United States
                Associates Financial Services Company of Maine, Inc.                 Maine                  United States
                Allied Financial Services Insurance Agency, Inc.                     Massachusetts          United States
                Associates Financial Services Company of Massachusetts, Inc..        Massachusetts          United States
                Associates Financial Services of America, Inc.                       Massachusetts          United States
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                                                                          Page 6
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
                                                                                                      Incorporation
Name                                                                                 ----------------------------------------------
                                                                                         Jurisdiction               Country
                                                                                     ---------------------- -----------------------
                Capco General Agency, Inc.                                           Michigan               United States
                Associates Industrial Loan Company                                   Minnesota              United States
                AFSC Agency, Inc.                                                    Mississippi            United States
                Associates Financial Services Company of Missouri, Inc.              Missouri               United States
                Associates Financial Services of America, Inc.                       Missouri               United States
                AFSC Agency, Inc.                                                    Montana                United States
                AFSC Agency, Inc.                                                    Nevada                 United States
                Associates Financial Life Insurance Company of Nevada                Nevada                 United States
                Associates Financial Services Company of Nevada, Inc.                Nevada                 United States
                Associates Insurance Agency, Inc.                                    Nevada                 United States
                Associates Mortgage Corporation                                      Nevada                 United States
                Associates Financial Services Company of New Jersey, Inc.            New Jersey             United States
                Associates Financial Services Corporation                            New Jersey             United States
                AFSC Agency, Inc.                                                    New Mexico             United States
                Associates Financial Services Company of New York, Inc.              New York               United States
                Associates Home Equity Services, Inc.                                New York               United States
                   AHES REIT Corporation                                             Delaware               United States
                   Associates Home Equity Receivables Corp.                          Delaware               United States
                   Associates Home Equity Loan Corporation                           Florida                United States
                   Associates Home Equity Industrial Loan Company                    Minnesota              United States
                   Associates Home Equity Consumer Discount Company, Inc.            Pennsylvania           United States
                AFSC Agency, Inc.                                                    North Carolina         United States
                Associates Financial Services Company of North Carolina, Inc.        North Carolina         United States
                Associates Financial Services of America, Inc.                       North Carolina         United States
                Morco General Agency, Inc.                                           Ohio                   United States
                Associates Financial Services Company of Oregon, Inc.                Oregon                 United States
                Associates Consumer Discount Company                                 Pennsylvania           United States
                Signal Finance Consumer Discount Company                             Pennsylvania           United States
                Associates Financial Services Company of Rhode Island, Inc.          Rhode Island           United States
                   Avco Financial Services of Rhode Island, Inc.                     Rhode Island           United States
                Associates Financial Services Corporation                            Rhode Island           United States
                TranSouth Financial Corporation                                      South Carolina         United States
                   TranSouth Leasing Corporation                                     Delaware               United States
                   TranSouth Financial Corporation of Iowa                           Iowa                   United States
                   TranSouth Mortgage Corporation                                    South Carolina         United States
                AFSC Agency, Inc.                                                    South Dakota           United States
                Associates REO Realty, Inc.                                          Texas                  United States
                Liquidation Collections, Inc.                                        Texas                  United States
                Shoppers Mart, Inc.                                                  Texas                  United States
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
                                                                                                      Incorporation
Name                                                                                 ----------------------------------------------
                                                                                         Jurisdiction               Country
                                                                                     ---------------------- -----------------------
                AFSC Agency, Inc.                                                    Virginia               United States
                Associates Financial Services Company of Virginia, Inc.              Virginia               United States
                Associates Financial Services of America, Inc.                       Virginia               United States
                AFSC Agency, Inc.                                                    Washington             United States
                Associates Financial Services Company of Washington, Inc.            Washington             United States
                Associates Financial Services of America, Inc.                       Washington             United States
                Associates Financial Services Company of West Virginia, Inc.         West Virginia          United States
                Associates Financial Services of America, Inc.                       West Virginia          United States
                AFSC Agency, Inc.                                                    Wyoming                United States
            Associates Commercial Corporation                                        Delaware               United States
                Associates Commercial Corporation                                    Alabama                United States
                Associates Commercial Leasing Company, Inc.                          Delaware               United States
                Great Dane Finance Company                                           Delaware               United States
                Premium Lease & Finance, LLC                                         Delaware               United States
                VT Finance, Inc.                                                     Delaware               United States
                Associates Capital Services Corporation                              Indiana                United States
                Associates Leasing, Inc.                                             Indiana                United States
                   United States Fleet Leasing, Inc.                                 California             United States
                   Associates Rental Systems, Inc.                                   Delaware               United States
                   Associates/Trans-National Leasing, Inc.                           Delaware               United States
                   Fleetmark, Inc.                                                   Tennessee              United States
                Capco General Agency, Inc.                                           Indiana                United States
                Associates Commercial Corporation of Louisiana                       Louisiana              United States
                Fruehauf Finance Company                                             Michigan               United States
      Associates Credit Card Services, Inc.                                          Delaware               United States
         Associates Credit Card Receivables Corp.                                    Delaware               United States
         Associates Private Label Receivables Corp.                                  Delaware               United States
      Associates First Capital Trust I                                               Delaware               United States
      Associates First Capital Trust II                                              Delaware               United States
      Associates First Capital Trust III                                             Delaware               United States
      Associates Housing Finance, LLC                                                Delaware               United States
      Associates Information Services, Inc.                                          Delaware               United States
      Associates National Bank (Delaware) (a national banking association)           Delaware               United States
      Atlantic General Insurance Limited                                             Bermuda                Bermuda
      Atlantic Reinsurance Limited                                                   Bermuda                Bermuda
         Avco Financial Services Ltd.                                                Bermuda                Bermuda
      Associates International Holdings Corporation                                  New York               United States
         Servicio de Credito Asociados de Costa Rica, S.A.                           Costa Rica             Costa Rica
         DIC Finance Co., Ltd.                                                       Japan                  Japan
            DIC Agency Co. Ltd.                                                      Japan                  Japan
            JACOF Co. Ltd.                                                           Japan                  Japan
         Grupo Financiero Associates, S.A. de C.V.                                   Mexico                 Mexico


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
                                                                                                      Incorporation
Name                                                                                 ----------------------------------------------
                                                                                         Jurisdiction               Country
                                                                                     ---------------------- -----------------------
            Arrendadora Financiera Associates, S.A. de C.V.                          Mexico                 Mexico
            Associates Servicios de Mexico, S.A. de C.V.                             Mexico                 Mexico
            Hipotecaria Associates, S.A. de C.V.                                     Mexico                 Mexico
            Servicios de Credito Associates, S.A. de C.V.                            Mexico                 Mexico
            Servicios de Factoraje Associates, S.A. de C.V.                          Mexico                 Mexico
            Sociedad Financiera Associates, S.A. de C.V.                             Mexico                 Mexico
         Associates Finance Taiwan, Inc.                                             Taiwan                 Rep. of China
         Associates Credit Card Taiwan Inc.                                          Taiwan                 Rep. of China
      Avco Sociedade Gestora de Participacoes Sociais, S.A.                          Madeira                Portugal
      Avco Financial Services (Mauritius) LLC                                        Mauritius              Mauritius
         Associates India Financial Services Private Limited                         India                  India
      Associates Finance of Virgin Islands, L.L.C.                                   Delaware               United States
      Avco Financial Services Limited                                                Northern Ireland       United Kingdom
      Avco Foundation                                                                California             United States
      Family Insurance Corporation                                                   Wisconsin              United States
      The Northland Company                                                          Minnesota              United States
         Jupiter Holdings, Inc.                                                      Minnesota              United States
            Alternative Market Specialists, LLP                                      Minnesota              United States
            American Equity Insurance Company                                        Arizona                United States
                American Equity Specialty Insurance Company                          California             United States
            Mendota Insurance Company                                                Minnesota              United States
                Mendakota Insurance Company                                          Minnesota              United States
            Northland Insurance Company                                              Minnesota              United States
                Northland Casualty Company                                           Minnesota              United States
                Northfield Insurance Company                                         Missouri               United States
            Northland Risk Management Services, Inc.                                 Minnesota              United States
      Hurley State Bank                                                              South Dakota           United States
      Associates Commerce Solutions, Inc.                                            Delaware               United States
         ACS Teleservices, Inc.                                                      Delaware               United States
         MedCash, Inc.                                                               Delaware               United States
         MedCash Health Systems, L.P.                                                Delaware               United States
         Quality Asset Management, Inc.                                              Delaware               United States
      AFCC Newco, Inc.                                                               Minnesota              United States
      Associates Asset Backed Securities Corp.                                       Delaware               United States



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